UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2008

LKQ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50404	36-4215970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300

Chicago, IL 60602

(Address of Principal Executive Offices) (Zip Code)

(312) 621-1950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 26, 2008, we issued a press release announcing the closing of our acquisition of Pick-Your-Part Auto Wrecking.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press release dated August 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 27, 2008

LKQ Corporation

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel